SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549


                                 Form 8-K


             Current Report Pursuant to Section 13 or 15(d) of
                        The Securities Act of 1934


       Date of Report (Date of earliest event reported) April 22, 2003


                      United Financial Mortgage Corp.
          (Exact name of registrant as specified in its charter)


             ILLINOIS                001-14127       36-3440533
 -------------------------------    ----------    ----------------
 (State or other jurisdiction of    Commission    (I.R.S. Employer
 incorporation or organization)      File No.     Identification No.)


          815 Commerce Drive,  Suite 100, Oak Brook, Illinois 60523
          ---------------------------------------------------------
                 (Address of principal executive offices)

   Registrant's telephone number, including area code: (630) 571-7222

                 ______________Not Applicable_____________
       (Former name or former address, if changed since last report.)

   Item 5.        Other Events

   On April 22, 2003 United Financial Mortgage Corp. (the "registrant") issued a press release regarding the announcement of a New President and Chief Executive Officer; and a New Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                   United Financial Mortgage Corporation

                                   /s/ Matt Kaufmann
   April 22, 2003                  -----------------
                                   Matt Kaufmann
                                   Chief Financial Officer